                               POWER OF ATTORNEY

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 9th day of July, 2008.


                                                  /s/ Augustus K. Oliver, II
                                                  ------------------------------
                                                      Augustus K. Oliver, II

                                   Schedule

..  Phoenix Life Variable Accumulation Account                         811-03488

..  Big Edge                        .  Templeton Investment Plus       002-78020

..  The Big Edge Plus(R)            .  The Phoenix Edge(R) - VA for
                                      NY

..  Group Strategic Edge(R)         .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)

..  The Big Edge Choice(R) for NY   .  Phoenix Spectrum Edge+

..  Retirement Planner's Edge (Maine & NY)                             333-31320

..  Freedom Edge/SM/ (Maine & NY)

..  Phoenix Income Choice(R) (Maine & NY)                              333-47862

..  Phoenix Investor's Edge(R) (Maine & NY)                            333-68872

..  Phoenix Asset Manager                                              333-82916

..  Phoenix Dimensions(R)                                             333-123035

..  Phoenix Life Variable Universal Life Account                       811-04721

..  The Phoenix Edge(R)             .  The Phoenix Edge(R) - SPVL      033-06793

..  Flex Edge Success(R)            .  Flex Edge                       033-23251

..  Joint Edge(R)                   .  Individual Edge(R)

..  Estate Edge(R)                                                     333-23171

..  Estate Strategies (developed exclusively for NFP Securities,
   Inc.)

..  Corporate Edge                                                     333-86921

..  Executive Benefit VUL (developed for Clark Bardes)

..  Phoenix Executive VUL

..  Phoenix Express VUL(R)                                            333-119919

..  Phoenix Express VUL(R) with GMWB

..  Phoenix Benefit Choice/SM/ VUL                                    333-146301

..  Phoenix Joint Edge(R) VUL                                         333-149636

                               POWER OF ATTORNEY

   The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen
A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

   I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

   I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

   This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 5th day of July, 2008.


                                                  /s/ Arthur F. Weinbach
                                                  ------------------------------
                                                      Arthur F. Weinbach

                                   Schedule

..  Phoenix Life Variable Accumulation Account                         811-03488

..  Big Edge                        .  Templeton Investment Plus       002-78020

..  The Big Edge Plus(R)            .  The Phoenix Edge(R) - VA for
                                      NY

..  Group Strategic Edge(R)         .  Phoenix Spectrum Edge/SM/
                                      (Maine & NY)

..  The Big Edge Choice(R) for NY   .  Phoenix Spectrum Edge+

..  Retirement Planner's Edge (Maine & NY)                             333-31320

..  Freedom Edge/SM/ (Maine & NY)

..  Phoenix Income Choice(R) (Maine & NY)                              333-47862

..  Phoenix Investor's Edge(R) (Maine & NY)                            333-68872

..  Phoenix Asset Manager                                              333-82916

..  Phoenix Dimensions(R)                                             333-123035

..  Phoenix Life Variable Universal Life Account                       811-04721

..  The Phoenix Edge(R)             .  The Phoenix Edge(R) - SPVL      033-06793

..  Flex Edge Success(R)            .  Flex Edge                       033-23251

..  Joint Edge(R)                   .  Individual Edge(R)

..  Estate Edge(R)                                                     333-23171

..  Estate Strategies (developed exclusively for NFP Securities,
   Inc.)

..  Corporate Edge                                                     333-86921

..  Executive Benefit VUL (developed for Clark Bardes)

..  Phoenix Executive VUL

..  Phoenix Express VUL(R)                                            333-119919

..  Phoenix Express VUL(R) with GMWB

..  Phoenix Benefit Choice/SM/ VUL                                    333-146301

..  Phoenix Joint Edge(R) VUL                                         333-149636